UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Retractable Technologies, Inc.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RETRACTABLE TECHNOLOGIES, INC.

NOTICE OF RESCHEDULED SPECIAL MEETING OF PREFERRED SHAREHOLDERS

TO BE HELD ON JANUARY 22, 2010

To the Preferred Shareholders of Retractable Technologies, Inc.:

NOTICE IS HEREBY GIVEN THAT a Rescheduled Special Meeting (the “Rescheduled Special Meeting”) of holders of Series I, Series II, Series III, and Series IV Class B Convertible Preferred Stock of Retractable Technologies, Inc., a Texas corporation (the “Company”), which was originally held on September 25, 2009 (the “Initial Special Meeting”), has been rescheduled and will be held simultaneously at the Little Elm City Hall, 100 West Eldorado Parkway, Little Elm, Texas 75068, on the 22nd day of January, 2010, at 10:00 a.m., Central time for the purposes listed below and as described in greater detail in the Proxy Statement sent to you on August 14, 2009.  This Rescheduled Special Meeting is being held due to lack of quorum at the Initial Special Meeting for Series I, Series II, Series III, and Series IV Class B Convertible Preferred Stock (together, the “Eligible Preferred Stock”).  The purposes of the Rescheduled Special Meeting are:

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of Class B Convertible Preferred Stock (the “Series I Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series II Class B Convertible Preferred Stock (the “Series II Certificate of Designation”);

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series III Class B Convertible Preferred Stock (the “Series III Certificate of Designation”); and

Approval of an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series IV Class B Convertible Preferred Stock (the “Series IV Certificate of Designation”).

The Company is considering purchasing its Common Stock from time to time pursuant to a stock repurchase program, when and if the Board of Directors determines such repurchase is appropriate.  The proposed amendments to the certificates of designation are necessary in order to effectuate a stock purchase plan while dividends are in arrears.  The amendments authorize the purchase of stock even when payment of past due preferred stock dividends are in arrears, subject to certain financial criteria which must be met by the Company prior to any purchase of shares junior to the Eligible Preferred Stock. The financial criteria are that: 1) the cash assets of the Company as of its latest reporting period must equal or exceed $40,000,000 or 2) if the cash assets of the Company as of its latest reporting period were less than $40,000,000, the amount of funds utilized to purchase shares within the next quarter cannot exceed 25% of the value of the cash assets as of the previous reporting period.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.  The amendments, if approved, will not alter the Company’s obligations to accrue and, when authorized by the Board of Directors, pay past due dividends on the Eligible Preferred Stock.

HOW CAN I PARTICIPATE?

You may vote your shares in any of the following four ways:

Vote in Person

At the meeting, you may deliver your ballot to the Inspector of Elections.  To obtain directions, please call the Company at (888) 806-2626.

Vote by Internet

To vote now by internet, go to www.proxyvote.com.  Have the 12-digit control number available and follow the instructions.

Vote by Mail

You can vote by mail by filling out your enclosed proxy card and returning it in the postage paid envelope we have provided or return it to Retractable Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Vote by Phone

You can vote by phone by calling 1-800-690-6903.  Have the 12-digit control number available and follow the instructions.

Your control number is located in a box with an arrow pointing to it on the right side of the enclosed proxy card.

The Company has fixed the close of business on July 27, 2009 as the record date for determining shareholders of Eligible Preferred Stock entitled to notice of, and to vote at, the Rescheduled Special Meeting and any adjournments thereof.  You are entitled to vote if you hold Eligible Preferred Stock of the Company as of July 27, 2009.  Shareholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of Eligible Preferred Stock represented by such proxies will be voted at the Rescheduled Special Meeting in accordance with the directions given therein. Where no choice is specified by the shareholder, the proxy will be voted “For” the proposal.

You do not need to vote again if you submitted your proxy in advance of the Initial Special Meeting.  The Company will vote in accordance with the directions given in your earlier submitted proxy at the Rescheduled Special Meeting unless you have revoked your proxy.

ADDITIONAL INFORMATION REGARDING THE ENCLOSED PROXY CARD(S)

If you hold more than one series of Eligible Preferred Stock, you may vote for more than one proposal in accordance with such ownership and you should have received more than one proxy card. If you hold only one series of Eligible Preferred Stock, you will vote only with respect to the proposal which affects the series of Eligible Preferred Stock which you own and you should receive only one proxy card.

The enclosed proxy card(s) were drafted prior to the Initial Special Meeting and have not been modified.  Please note that the date, time, and location of the meeting as stated in your proxy card(s) will not be instructive with regard to the date, time, and location of the Rescheduled Special Meeting.  Such proxy card allows the Company to vote your shares as you direct at the January 22, 2010 meeting or at any further adjournment.

WHERE CAN I GET MORE INFORMATION?

Further information regarding the amendments to be voted upon at the Rescheduled Special Meeting is set forth in the Proxy Statement sent to you August 14, 2009.  Additional copies of the Proxy Statement and accompanying Form 10-K for the period ended December 31, 2008 and Form 10-Q for the period ended June 30, 2009 are available upon request.  Also available upon request is the Company’s Form 10-Q for the period ended September 30, 2009.  Such requests should be submitted to Mr. Douglas W. Cowan, Vice President and Chief Financial Officer, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009, (888) 806-2626.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE RESCHEDULED SHAREHOLDER MEETING TO BE HELD ON JANUARY 22, 2010:

The Proxy Statement, copies of the proxy card for each series of stock, our Form 10-K annual report, and two recent Form 10-Q quarterly reports are available at: www.proxyvote.com.

The list of shareholders of the Company may be examined at the offices of the Company and its registered agent beginning on January 11, 2010 and at the Rescheduled Special Meeting.

PREFERRED SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE RESCHEDULED SPECIAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTPAID ENVELOPE (OR OTHERWISE VOTE ON THE PROPOSALS) IF YOU HAVE NOT ALREADY DONE SO. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE RESCHEDULED SPECIAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

Thomas J. Shaw
Chairman, President, and Chief Executive Officer